SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            November 23, 2010
                  Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
             --------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware                    0-22965             84-1414869
---------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number  (I.R.S. Employer
of incorporation or organization                       Identification
                                                             Number)

          448 West 37th Street, Suite 9G
          New York, New York                             10018
---------------------------------------------------------------------
     (Address of principal executive offices,          Zip Code)

                             (888) 481-4445
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Member Interest Purchase Agreement
----------------------------------
On January 21, 2011, Iron Eagle Group, Inc. purchased, through a member interest purchase agreement, all of Bruce A. Bookbinder's membership interests in Sycamore Enterprises, LLC. Bruce A. Bookbinder is the sole owner of all of the membership interests of Sycamore Enterprises, LLC, holder of all of the membership interests of Delta Mechanical Contractors, LLC., a mechanical contractor.

The aggregate purchase price to be paid by Buyer for the Purchased Assets consists of (i) the Buyer Note and (ii) the Future Contingency Payment(s).

   (a) Buyer Note. At Closing, Buyer shall deliver to Selling Member the Buyer Note in the principal amount of Nine Million ($9,000,000.00) Dollars.

   (b)  Future Contingency Payments.

      (i) Buyer shall deliver Future Contingency Payments to Selling Member after the Closing Date as follows: Two Hundred Fifty Thousand ($250,000.00) Dollars for each period ending December 31 for the years 2011, 2012, 2013 and 2014. A Future Contingency Payment shall be made by Buyer if, following the Closing Date registrant achieves EBITDA in excess of Scheduled EBITDA for the applicable Future Contingency Payment Date as determined in accordance with Section 2.02(b)(i) of the member interest purchase agreement. The Parties further agree that in no event shall the total of all Future Contingency Payments paid by Buyer to Selling Member exceed One Million ($1,000,000.00) Dollars in the aggregate.

Notwithstanding the aforementioned, Buyer shall have the right to prepay any remaining balance of Future Contingency Payments by providing thirty (30) days written notice to Selling Member of its intention to prepay. The amount of the prepayment to be delivered pursuant to the Buy Down Right shall be calculated as follows: (i) (A) One Million ($1,000,000.00) Dollars minus (B) the aggregate amount of Future Contingency Payments paid by Buyer to the Selling Member through the date the Notice of Exercise subject to the following calculation:
(ii) fifty (50%) percent of the amount of the remaining Future Contingency Payments due Selling Member after 2011; sixty-six and 67/100 (66.67%) percent of the amount of the Future Contingency Payment due Selling Member after 2012; eighty-three and 83/100 (83.33%) percent of the amount of the remaining Future Contingency Payment due Seller Member after 2013; and one hundred (100%) percent of the remaining Future Contingency Payments due Selling Member after 2014 from the Notice of Exercise date. Future Contingency Payments and the Buy Out Payment shall be made by wire transfer of immediately available funds, delivered on the date set forth in the Notice of Exercise and in no event later than thirty (30) days after the Notice of Exercise is sent to Selling Member.

Non-Compete.

	(a)	By Buyer. Buyer acknowledges and recognizes its possession
of confidential or proprietary information of registrant and the highly competitive nature of the Business of the registrant and accordingly agrees that, in consideration of Selling Member entering into this Purchase Agreement and the other transactions contemplated hereby, Buyer agrees that as long as the Buyer Note is not satisfied in full, Buyer, for a period of two (2) years from the Closing Date, will not directly or indirectly, through any Affiliate or otherwise (i) as shareholder, owner of a membership interest, employee, director, officer, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by a Person engaged in the plumbing, fire protection, heating, ventilating, air conditioning business or any other business engaged in by the registrant in any geographic area in which Selling Member or registrant or its Affiliates or subsidiaries conducts such business; (ii) assist any other Person in engaging in any Competitive Business in the Territory; (iii) solicit, attempt to solicit or do business on behalf of a Competitive Business with any then or prior customers of the Business; or (iv) induce employee of the Business, registrant or any Affiliate or subsidiary of registrant to terminate their employment with registrant of any such Affiliate or subsidiaries, as the case may be, or hire any employee of registrant or any Affiliate or subsidiary of registrant to work with Buyer or any Person or business affiliated with Buyer. The Parties agree that the Selling Member and registrant do not have an adequate remedy at law for a breach and agree that in the event of a breach or threatened breach by any party of the provisions of the agreement, Selling Member and registrant shall be entitled to an injunction restraining such party from such breach or threatened breach. Nothing in the agreement or elsewhere in this Purchase Agreement shall be construed as prohibiting Selling Member or registrant from pursuing any other remedies at law or in equity for such breach or threatened breach of this Purchase Agreement or limiting the amount of damages recoverable in the event of a breach or threatened breach by any party of the provisions of Section 6.07.

	(b)	By Selling Member.  Provided that the Buyer Note has been
satisfied in full, the Selling Member hereby agrees that, in consideration of Parent and the Buyer entering into this Purchase Agreement and the other transactions contemplated hereby, Selling
Member for a period of two (2) years from the Closing Date; will not directly or indirectly, through any Affiliate or otherwise (i) as shareholder, owner of a membership interest, employee, director, officer, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by a Person engaged in the a Competitive Business in the Territory; (ii) assist any other Person in engaging in any Competitive Business in the Territory; (iii) solicit, attempt to solicit or do business on behalf of a Competitive Business with any then or prior customers of the Business; or (iv) induce employees of the Business, registrant or any Affiliate or subsidiary of registrant to terminate their employment with registrant of any such Affiliate or subsidiaries, as the case may be, or hire any employees of registrant or any Affiliate or subsidiary of registrant to work with Buyer or any Person or business affiliated with Buyer. The Parties agrees that the Buyer and the Parent do not have an adequate remedy at law for a breach of the agreement and agree that in the event of a breach or threatened breach by any party of the provisions of the agreement, Buyer, Parent and registrant shall be entitled to an injunction restraining such party from such breach or threatened breach. Nothing in the Purchase Agreement shall be construed as prohibiting Buyer, Parent or registrant from pursuing any other remedies at law or in equity for such breach or threatened breach of this Purchase Agreement or limiting the amount of damages recoverable in the event of a breach or threatened breach by any party of the provisions of Section 6.07.

	(c)	Upon the payment of the Buyer Note, Selling Member agrees
to be bound by the terms of the covenant not to compete of the Agreement and as set forth in the Employment Agreement dated of even date.

         (d)	Buyer and Selling Member agreed that the value of the two
(2) year covenant not to compete described in Section 6.07(b) in the amount of Three Hundred Thousand ($300,000.00) Dollars to be allocated from the Purchase Price is reasonable and fair.

Remediation of Completed Jobs. For a period of six (6) months following the Closing Date, registrant and Selling Member agreed, jointly and severally, that they shall promptly (at their expense after all reserves for warranties and repairs are utilized) perform any and all repairs, restorations and remediation work that may be required with respect to jobs (or any part thereof) completed prior to the Closing Date. registrant and Selling Member agreed to consult with the Executive Vice President or Chief Executive Officer of Buyer before performing or declining to perform any such repairs, restoration or remediation work.

Pledge and Assignment of Membership Interest. As a material inducement for Bruce A. Bookbinder to enter into the purchase agreement and to accept delivery of the Buyer Note: (i) the registrant has agreed to secure its obligations to Mr. Bookbinder by pledging to Mr. Bookbinder and granting to Mr. Bookbinder a security interest in the membership interest in Sycamore Enterprises LLC together with the other Collateral; and the membership interests were issued to Mr. Bookbinder pursuant to the terms of an operating agreement dated as of October 28, 2004.


ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On January 21, 2011, the board of directors ratified its media relations agreement dated December 7, 2010 between the registrant and Market Update Network Corp. Pursuant to the agreement, the board of directors granted Market Update Network Corp. fifteen thousand seven hundred and fifty nine (15,759) common shares valued at $0.95 per common share.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 23, 2010, Michael J. Bovalino resigned as chief executive officer and Eric J. Hoffman resigned as chief financial officer due to the financial position of the registrant and for personal reasons.

Appointment of Chief Executive Officer and Chief Financial Officer
------------------------------------------------------------------
On November 29, 2010, the board of directors appointed Jason M. Shapiro, secretary and director, as chief executive officer and chief financial officer. Mr. Shapiro will no longer serve as executive vice president of corporate strategy.

Effective January 1, 2011, the registrant entered into an employment agreement with Mr. Shapiro. The term of the employment agreement is four years with an automatic renewal on an annual basis thereafter.

Pursuant to the employment agreement, Mr. Shapiro shall receive compensation as follows:

     a. Base Salary. The registrant will pay Mr. Shapiro an annual gross base salary as defined below. Any actual payments of salary or bonuses made to Mr. Shapiro will be net of any governmental applicable taxes and fees that the registrant acting in good faith and its sole discretion determines need to be deducted from payments to Mr. Shapiro. Mr. Shapiro shall the right to receive the base salary for one year after the term start date regardless of Mr. Shapiro's employment status with the registrant.

   i. Cash Base Salary. The registrant will pay Mr. Shapiro an annual gross base salary in cash of Two Hundred Twenty-Five Thousand
($225,000.00) Dollars payable at least semi-monthly.
  ii. Equity Base Salary. The registrant will pay Mr. Shapiro an annual gross base salary in equity ("Equity Base Salary") that shall vest annually as follows:
		(a)	January 1, 2012 - Seventy-Five Thousand (75,000)
shares
		(b)	January 1, 2013 - Seventy-Eight Thousand Seven
Hundred Fifty (78,750) shares
		(c)	January 1, 2014 - Eighty-Two Thousand Six Hundred
Eighty-Eight (82,688) shares
		(d)	January 1, 2015 - Eighty-Six Thousand Eight Hundred
Twenty-Two (86,822) shares

     b. Bonuses. At the sole discretion of the board, Mr. Shapiro will be eligible to receive a cash and equity bonus of up to 100% of base fee each year. The relative percentage of cash and equity in the bonus will be similar to the cash and equity mix in the base fee. The bonuses will be based upon actual performance of the Mr. Shapiro and the registrant as determined by the board. The equity portion of the bonus will be paid in shares of the registrant and will be fully vested on the date the bonus is granted.

     c. Incentive compensation plan in the registrant. The board shall create a compensation committee to create an option package for Mr. Shapiro. The compensation committee will make annual stock option grant awards in a manner consistent with the policies and procedures of the registrant which will be based upon Mr. Shapiro's service to the registrant and overall performance criteria. The time, amount and grant of options shall be in the sole discretion of the board based upon Mr. Shapiro's performance on an annual basis.

     d. Annual Increase. The board agrees to increase Mr. Shapiro's salary at least annually as of each anniversary of the term start date at a minimum of five percent (5%) per annum for both the base salary and bonuses (including the cash and equity components) with additional upside based on performance which shall be at the sole discretion of the board.

Mr. Shapiro agreed to a non-compete for one year if terminated with cause and six months if terminated without cause.

Appointment of Executive Vice President of Business Development
---------------------------------------------------------------
On November 29, 2010, the board of directors appointed Jed M. Sabio as executive vice president of business development.

Mr. Jed Sabio serves as executive vice resident, business development
for the registrant.   Mr. Sabio is a financial professional with over
24 years of progressively responsible analytic and managerial positions. For the past 21 years, Mr. Sabio has worked for National Grid and its predecessor companies (KeySpan Energy Corporation and The Brooklyn Union Gas Company), the last two years as a full-time consultant. His most recent positions at National Grid included Director of Mergers and Acquisitions and Director of Finance. In his capacity as director of merger and acquisitions, he led project valuation, coordination of extensive due diligence on all proposed investments, mergers, acquisitions, divestitures, joint ventures, start-up ventures and other related investments of the corporation and its subsidiaries. Mr. Sabio has negotiated deal structure and remuneration, and he has provided financial counsel through deal completion. As National Grid exited the energy services sector, Mr. Sabio was charged with de-consolidating and divesting of the nearly thirty companies that comprised the business unit. Mr. Sabio earned an MBA in finance from St. John's University in 1988 and a BA in Psychology from Vassar College in 1985.

Effective January 1, 2011, the registrant entered into an employment agreement with Mr. Sabio. The term of the employment agreement is four years with an automatic renewal on an annual basis thereafter.

Pursuant to the employment agreement, Mr. Sabio shall receive compensation as follows:

Notwithstanding anything else in the Agreement, Mr. Sabio and registrant agree that Mr. Sabio's compensation, severance, signing bonus, auto allowance, and/or other benefits will accrue until the registrant raises the necessary capital to fund its first acquisition or acquisitions and the raise is at least ten million ($10,000,000) dollars.

a. Signing Bonus. The registrant will pay Mr. Sabio a signing bonus consisting of:
   i. Cash Signing Bonus. Seventy-One Thousand ($71,000.00) Dollars in cash
   ii. Equity Signing Bonus. Seventy-One Thousand (71,000) shares of the registrant that will vest on January 1, 2012.

b. Base Salary. The registrant will pay Mr. Sabio an annual gross base salary as defined below. Any actual payments of salary or bonuses made to Mr. Sabio will be net of any governmental applicable taxes and fees that registrant acting in good faith and its sole discretion determines need to be deducted from payments to Mr. Sabio.  Mr. Sabio shall the right to receive the base salary for one year after the start date regardless of Mr. Sabio's employment status with the registrant.
     i. Cash Base Salary. The registrant will pay Mr. Sabio an annual gross base salary in cash of Two Hundred Thousand ($200,000.00) Dollars payable at least semi-monthly.
     ii. Equity Base Salary. The registrant will pay Mr. Sabio an annual gross base salary in equity that shall vest annually as follows:
		(a)	January 1, 2012 - Fifty Thousand (50,000) shares
		(b)	January 1, 2013 - Fifty Two Thousand Five Hundred
(52,500) shares
		(c)	January 1, 2014 - Fifty Five Thousand One Hundred
Twenty-Five (55,125) shares
		(d)	January 1, 2015 - Fifty Seven Thousand Eight Hundred
Eighty-One (57,881) shares

c. Bonuses. At the sole discretion of the Board, Mr. Sabio will be eligible to receive a cash and equity bonus consisting of the following:

   i. Cash Bonus.  Fifty Thousand ($50,000.00) Dollars in cash
  ii. Equity Bonus. Share in the registrant according to the following schedule that shall vest as of the date the bonus is granted. The
Bonuses will be based upon actual performance of the Mr. Sabio and the registrant as determined by the Board.
Bonus Equity Schedule:

		(a)	For the year ended December 31, 2011 - Seventy-Five
Thousand (75,000) shares
		(b)	For the year ended December 31, 2012 - Seventy-Eight
Thousand Seven Hundred Fifty (78,750) shares
		(c)	For the year ended December 31, 2013 - Eighty-Two
Thousand Six Hundred Eighty-Eight (82,688) shares
		(d)	For the year ended December 31, 2014 - Eighty-Six
Thousand Eight Hundred Twenty-Two (86,822) shares

d. Incentive Compensation Plan in Iron Eagle. The board shall create a compensation committee to create an option package for Mr. Sabio. The compensation committee will make annual stock option grant awards in a manner consistent with the policies and procedures of the registrant which will be based upon Mr. Sabio's service to the registrant and overall performance criteria. The time, amount and grant of options shall be in the sole discretion of the board based upon Mr. Sabio's performance on an annual basis.

e. Annual Increase. The board agrees to increase Mr. Sabio's salary at least annually as of each anniversary of the start date at a minimum of five percent (5%) per annum for both the base salary and bonuses (including the cash and equity components) with additional upside based on performance which shall be at the sole discretion of the board.

Appointment of Chairman of the Board of Directors
-------------------------------------------------
On November 29, 2010, the board of directors appointed Joseph M.
LoCurto as chairman of the board of directors.

Mr. Joseph LoCurto serves as a director and chairman of the board of the registrant. Mr. LoCurto draws upon his four decades of mergers and
acquisition leadership in the construction field.   Mr. LoCurto has
served as a founder, chief executive officer, chief operating officer and president of regional, national, and international construction management companies, ranging from $20 million to in excess of $1.8 billion in annual revenues. Prior to joining Iron Eagle, Mr. LoCurto was at WDF Inc. and its parent company Greenstar, Inc., which he joined in 2007 as president and chief operating officer of WDF and became chief executive officer and president of WDF and chief operating officer of Green star in 2009. Previously, Mr. LoCurto led divisions of the multinational construction giant Skanska where he was president and a member of the board of Slattery Skanksa, chief executive officer of Gottieb Skanksa, and president/chief executive officer of Atlantic Skanksa until 2006. Prior to joining Skanska, Mr. LoCurto held various positions at Gottieb Heavy Industries and NAB Construction.

His notable projects include City Water Tunnel Number 3, the Rehabilitation of Yankee Stadium, rehabilitation of FDR Drive, rehabilitation of the Brooklyn and Williamsburg Bridges, the 43 story Channel club on 86th and York Ave, rehabilitation of the Statue of Liberty, 500 MW Poletti Power Plant, Jacob Javits Convention Center, Newtown Creek WPCP, rehabilitation of Roosevelt Avenue subway station, the World Trade Center. His accomplishments in the areas of heavy public works include projects for the MTA's New York City Transit, the New York City Department of Environmental Protection, the New York City Department of Transportation, the Dormitory Authority of the State of New York, the New York City Department of Design and Construction, the New York City School Construction Authority, New York Power Authority, Con Edison, KeySpan, and the New York State and City Department of Transportation.

Mr. LoCurto has been an active member in the industry. He is past president of the Subcontractors Trade Association, a member of the American Society of Mechanical Engineers for over thirty years and a member of MOLES. Throughout his career, he has focused on employing safe practices, surrounding himself with qualified, knowledgeable people and creating profitable joint venture partnerships. Mr. LoCurto holds both electrical and mechanical engineering degrees.

Effective January 1, 2011, the registrant entered into a consulting agreement with Mr. LoCurto. The term of the consulting agreement is four years with an automatic renewal on an annual basis thereafter.

Compensation. Mr. LoCurto's compensation, severance, signing bonus, auto allowance, and / or other benefits will accrue until the registrant raises the necessary capital to fund its first acquisition or acquisitions and the raise is at least ten million ($10,000,000) dollars.

a. Signing Bonus. The registrant will pay Mr. LoCurto a signing bonus consisting of:

   i. Cash Signing Bonus.  One Hundred Thirty Thousand Dollars
($130,000.00) in cash
   ii. Equity Signing Bonus. One Hundred Thirty Thousand (130,000) shares of the registrant that will vest on January 1, 2012.

b. Base Fee. The registrant will pay Mr. LoCurto an annual gross base fee as defined below.

i. Cash Base Fee. The registrant will pay Mr. LoCurto an annual gross base fee in cash of Two Hundred Fifty Thousand ($250,000.00) Dollars ("Cash Base Fee") payable at least semi-monthly.

ii. Equity Base Fee. The registrant will pay Mr. LoCurto an annual equity gross base fee ("Equity Base Fee") that shall vest annually as follows:
   (a)  January 1, 2012 - One Hundred Thousand (100,000) shares
   (b)  January 1, 2013 - One Hundred Five Thousand (105,000) shares
   (c) January 1, 2014 - One Hundred Ten Thousand Two Hundred Fifty (110,250) shares
   (d) January 1, 2015 - One Hundred Fifteen Thousand Seven Hundred Sixty-Three (115,763) shares

c. Bonuses. At the sole discretion of the board, Mr. LoCurto will be eligible to receive a cash and equity bonus of up to 100% of Base Fee each year. The relative percentage of cash and equity in the bonus will be similar to the cash and equity mix in the base fee. The bonuses will be based upon actual performance of the Mr. LoCurto and the registrant as determined by the Board. The equity portion of the bonus will be paid in shares of the registrant and will be fully vested on the date the bonus is granted.

d. Incentive Compensation Plan in registrant. The board shall create a compensation committee to create an option package for Mr. LoCurto. The compensation committee will make annual stock option grant awards in a manner consistent with the policies and procedures of the registrant which will be based upon Mr. LoCurto's service to the registrant and overall performance criteria. The time, amount and grant of options shall be in the sole discretion of the board based upon Mr. LoCurto's performance on an annual basis.

e. Annual Increase. The board agrees to increase Mr. LoCurto's fee at least annually as of each anniversary of the start date at a minimum of five percent (5%) per annum for the cash base fee, equity base fee, and bonuses with additional upside based on performance which shall be at the sole discretion of the Board.

Mr. LoCurto agreed to a nondisclosure/noncompete that while acting as a consultant for the registrant, notwithstanding the foregoing, with the exception of the registrant, Mr. LoCurto may own, directly or in directly, solely as an investment, up to five percent (5%) of any class of publicly traded securities of any person or entity which owns a competitive business.


ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL
YEAR

On January 18, 2011, the board of directors changed its fiscal year to December 31.


ITEM 8.01  OTHER EVENTS

On January 18, 2011, the board of directors approved a change in its executive offices to 61 West 62nd Street, Suite 23F, New York, New York 10023.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description

10-1           Member Interest Purchase Agreement dated
                 January 21, 2011
10-2           Pledge and Assignment of Membership Interest dated
                 January 21, 2011
10-3           Jason M. Shapiro Employment Agreement effective January
                 1, 2011
10-4           Joseph LoCurto Consulting Agreement effective January 1,
                 2011
10-5           Jed Sabio Employment Agreement effective January 1, 2011
10-6           Lease between the registrant and Belle Haven Capital,
                 LLC dated September 1, 2010 and amended on January 1,
                 2011
99-1           Press release dated November 29, 2010
99-2           Press release dated January 25, 2011

99-3           Media Relations Agreement between the registrant and
                 Market Update Network Corp.
99-4           Press release dated February 1, 2011
99-5           Financial Statements of Sycamore Enterprises LLC
                  (proformas to be provided by amendment)


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Jason Shapiro
         ------------------------
         Jason Shapiro
         Chief Executive Officer


Dated:  February 4, 2011